Exhibit 10.4
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is dated as of the 30th day of May, 2008 and is by and among MISTRAS GROUP, INC. (formerly known as Mistras Holdings Corp.), a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., as Agent, Co-Lead Bookrunner and L/C Issuer (the “Agent”), JPMORGAN CHASE BANK, N.A., as Co-Lead Bookrunner (“JPMorgan Chase”) and each lender from time to time party hereto (collectively, “Lenders” and individually, a “Lender”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Agent, JPMorgan Chase and the Lenders, are parties to that certain Amended and Restated Credit Agreement dated as of April 23, 2007, effective as of October 31, 2006, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of December 14, 2007 (collectively, the “Credit Agreement”); and
     WHEREAS, the Borrower has requested that the Lenders temporarily increase the Aggregate Revolving Loan Commitments from $15,000,000 to $20,000,000.
     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Defined Terms. Except as otherwise indicated herein, all words and terms defined in the Credit Agreement shall have the same meanings when used herein.
     2. Amendment to Credit Agreement. Schedule 2.01 to the Credit Agreement is hereby deleted in its entirety and replaced with the revised Schedule 2.01 attached hereto.
     3. Substitute Revolving Notes. Concurrently herewith: (1) the Borrower is executing and delivering to the Lenders Substitute Revolving Notes, each in the maximum principal amount of $10,000,000 (the “Revolving Notes”), subject to reduction to $7,500,000 upon the terms and conditions set forth in the Revolving Notes, in substitution for, but not in repayment of, the Substitute Revolving Notes dated April 23, 2007, each in the maximum principal amount of $7,500,000, previously issued by the Borrower to the Lenders (the “Prior Notes”), and (2) the Lenders are delivering to the Borrower the Prior Notes, marked cancelled. The execution and delivery by the Borrower of the Revolving Notes pursuant to the provisions hereof shall not constitute a refinancing, repayment, accord and satisfaction or novation of the Prior Notes or the indebtedness evidenced thereby.
     4. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Agreement and amend the Credit Agreement as provided herein, the Borrower hereby represents and warrants to the Agent and the Lenders that:
          (a) All of the representations and warranties of the Borrower set forth in the Credit Agreement and the Loan Documents are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof and as if set forth at length herein.
          (b) No Default or Event of Default presently exists and is continuing on and as of the date hereof and no Default or Event of Default will be caused by or result from the closing of the Acquisition Loan, the funding of the Acquisition Loan or the consummation of the transactions contemplated under the Acquisition Loan.
          (c) Since the date of the Borrower’s most recent financial statements delivered to the Agent, no material adverse change has occurred in the business, assets, liabilities, financial condition or results of operations of the Borrower, and no event has occurred or failed to occur which has had a material adverse effect on the business, assets, liabilities, financial condition or results of operations of the Borrower.
          (d) The Borrower has full power and authority to execute, deliver and perform any action or step which may be necessary to carry out the terms of this Agreement and all other documents executed in connection herewith (this Agreement and all such other documents are collectively referred to herein as the “Amendment Documents”); each Amendment Document to which the Borrower is a party has been duly executed and delivered by the Borrower and is the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditors’ rights generally.
          (e) The execution, delivery and performance of the Amendment Documents by the Borrower will not (i) violate any provision of any existing law, statute, rule, regulation or ordinance, (ii) conflict with, result in a breach of, or constitute a default under (A) the certificate of incorporation or by-laws of the Borrower, (B) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (C) any mortgage, indenture, lease, contract or other agreement or undertaking to which the Borrower is a party or by which the Borrower or any of its properties or assets may be bound, or (iii) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by the Borrower, other than Liens in favor of the Lenders.
     (f) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any person is required in connection with the execution, delivery, performance or validity of the Amendment Documents or the transactions contemplated thereby.
     5. No Defenses. The Borrower acknowledges that, as of May 21, 2008, the outstanding principal balance of the Substitute Revolving Note in favor of Bank of America, N.A. dated as of April 23, 2007 was $6,908,455.60, the outstanding principal balance of the Substitute Revolving Note in favor of JPMorgan Chase dated as of April 23, 2007 was $6,908,455.60, the outstanding principal balance of the Substitute Term Note in favor of Bank of America, N.A dated as of April 23, 2007 was $11,250,000.00, and the outstanding principal balance of the Substitute Term Note in favor of JPMorgan Chase dated as of April 23, 2007 was $11,250,000.00. The Borrower acknowledges and agrees that as of the date hereof it has no defenses, offsets or counterclaims to its

Obligations to the Agent and/or the Lenders under the Credit Agreement or any other Loan Document and hereby waives and releases all claims against the Agent and Lenders with respect to the Obligations and the documents evidencing or securing the same.
     6. Agent and Lender Costs. The Borrower shall reimburse the Agent and Lenders on demand for all costs incurred in connection with this transaction, including but not limited to legal, searches, filings and other expenses incurred in connection with this Agreement and the other Amendment Documents, whether or not the transactions contemplated under this Agreement are completed. The Borrower irrevocably authorizes the Agent to charge the Borrower’s Master Account for the amount of such fees and expenses.
     7. No Change. Except as expressly set forth herein, all of the terms and provisions of the Credit Agreement shall continue in full force and effect.
     8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.
     9. Counterparts. This Agreement may be signed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.
[Signatures on following pages]

     IN WITNESS WHEREOF, the undersigned have caused their duly authorized representatives to execute and deliver this Agreement as of the day and year first above written.

MISTRAS GROUP, INC.
By:
Name:
Title:

BANK OF AMERICA, N.A., as Agent
By:
Name:
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, Co-Lead Bookrunner and L/C Issuer
By:
	Name:	William T. Franey
	Title:	Vice President

JPMORGAN CHASE BANK, N.A. as a Lender and Co-Lead Bookrunner
By:
Name:
Title:

SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES

	Revolving Loan
	Commitment during all periods
	other than Temporary Increase
Lender	Period (as defined below)	Applicable Percentage

Bank of America, N.A.	$7,500,000	50.000000000%
JPMorgan Chase Bank, N.A.	$7,500,000	50.000000000%

Total	$15,000,000	100.000000000%

	Revolving Loan
	Commitment during Temporary
Lender	Increase Period only	Applicable Percentage

Bank of America, N.A.	$10,000,000	50.000000000%
JPMorgan Chase Bank, N.A.	$10,000,000	50.000000000%

Total	$20,000,000	100.000000000%

	Term Loan
Lender	Commitment	Applicable Percentage

Bank of America, N.A.	$12,500,000	50.000000000%
JPMorgan Chase Bank	$12,500,000	50.000000000%

Total	$25,000,000	100.000000000%
“Temporary Increase Period” means the period beginning on May ___, 2008 and ending on the earlier to occur of (i) the closing of the proposed amendment to this Credit Agreement providing for a $20,000,000 acquisition term loan to be extended to the Borrower by the Lenders and (ii) July 31, 2008.

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